UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
□	Preliminary Proxy Statement
□	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
□	Definitive Proxy Statement
☒	Definitive Additional Materials
□	Soliciting Material under §240.14a-12

 DYNAVAX TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
□	Fee paid previously with preliminary materials.
□	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

DYNAVAX TECHNOLOGIES CORPORATION

2023 Annual Meeting
May 26, 2023 9:00 AM Pacific Time
For holders as of April 3, 2023
Location: The Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholdermeeting.com/DVAX2023 to attend and be sure to have the control number (indicated below) available.
Vote by May 25, 2023 11:59 PM ET

DYNAVAX TECHNOLOGIES CORPORATION
ATTN: CORPORATE SECRETARY
2100 POWELL STREET, SUITE 720
EMERYVILLE, CA 94608

D96890-P87547

You invested in DYNAVAX TECHNOLOGIES CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2023.**

Get informed before you vote

View the Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 26, 2023
9:00 a.m., Pacific Time

Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/DVAX2023. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Internet: To vote now by Internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. To elect our two nominees for Class II directors to hold office until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. **Nominees:** 01) Daniel L. Kisner, M.D. 02) Ryan Spencer	For
2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the proxy statement accompanying this Notice.	For
3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.	For
4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.	1 Year

NOTE: At their discretion, the proxy holders may also vote on any other business properly brought before the meeting or any adjournment(s) thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

D96891-P87547